UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

ARADIGM CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on June 29, 2018.

ARADIGM CORPORATION

ARADIGM CORPORATION
3929 POINT EDEN WAY HAYWARD, CA 94545

Meeting Information
Meeting Type: Annual Meeting
For holders as of: April 30, 2018
Date: June 29, 2018 Time: 9:00 a.m. local time (Pacific Time)
Location:	3929 Point Eden Way Hayward, CA 94545
To obtain directions to our corporate office to attend the meeting and vote in person, please call (540) 265-9000.

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT FORM 10-K FOR YEAR ENDED DECEMBER 31, 2017
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. You can also request to receive a paper or e-mail copy of the proxy statement and/or information statement, annual report to security holders, and form of proxy relating to all of Aradigm Corporation’s future shareholder meetings. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 13, 2018 to facilitate timely delivery.

— How To Vote —
Please Choose One of the Following Voting Methods

Vote In Person: At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Vote By Phone: You can vote by telephone by requesting a paper copy of the proxy materials, which will include a proxy card containing a toll-free telephone number and instructions for voting by telephone.

Voting Items

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE “FOR” EACH OF THE NOMINEES FOR

DIRECTOR LISTED BELOW AND A VOTE “FOR”

PROPOSALS 2, 3 AND 4.

1.	To elect the following nominees as director

to hold office until the next annual meeting

of shareholders and until their successors are

elected.

Nominees:

01)    Edwin Gordon

02)    Frederick Hudson

03)    John M. Siebert

04)    Virgil D. Thompson

2.	To approve an amendment to Aradigm’s Amended and Restated Articles of Incorporation to increase the authorized number of shares of Common Stock by 15 million shares.

3.	To approve an amendment to Aradigm’s Employee Stock Purchase Plan to increase the aggregate number of shares of Aradigm’s Common Stock authorized for issuance under such plan by 200,000 shares.

4.	To ratify the selection of OUM & Co. LLP as Aradigm’s independent registered public accounting firm for the fiscal year ending December 31, 2018.